EXHIBIT 10.53

FIRST AMENDMENT TO MASTER LEASE

THIS FIRST AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into and effective as of August 1, 2001 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCPI”), HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP”), and INDIANA HCP, L.P., a Delaware limited partnership (“Indiana HCP”) (collectively and jointly and severally, “Lessor”), KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company, KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company, KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, and jointly and severally, “Lessee”), with respect to the following:

RECITALS

A. Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Lease”), covering the Land, Leased Improvements, Related Rights and Fixtures of twenty-two (22) separate health care Facilities, all as more particularly described in the Lease. HCPI transferred its interests in the Facility located in the State of Indiana to Indiana HCP on or about December 21, 2001, and in connection therewith HCPI assigned to and Indiana assumed HCPI’s rights and obligations in, to and under the Master Lease (and all guarantees, indemnities or other rights relating thereto) with respect to such Facility pursuant to that certain Partial Assignment and Assumption of Master Lease dated December 21, 2001, by and between HCPI and Indiana HCP.

B. The obligations of Lessee under the Master Lease are guaranteed by Kindred Healthcare, Inc., a Delaware corporation, and Kindred Operating, Inc., a Delaware corporation (collectively and jointly and severally, “Guarantors”), pursuant to that certain written Guaranty of Obligations executed by Guarantors as of May 16, 2001.

C. Lessee desires to amend the Lease to effect a reallocation of the Initial Annual and Monthly Allocated Minimum Rent for the Facilities located in the State of Ohio. Lessor is willing to agree to the same, but only upon the terms and subject to the conditions set forth in this Amendment.

AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Replacement of Exhibit B. Exhibit B attached to the Lease is hereby replaced, in its entirety, with Exhibit B attached to this Amendment.

2. Effective Date. This Amendment shall be effective as of the Effective Date specified above, notwithstanding any later execution and delivery hereof by Lessor and Lessee.

3. Reimbursement of Costs. Upon execution and delivery of this Amendment, Lessee shall pay to Lessor, as an Additional Charge under the Lease, as hereby amended, the sum of $500.00, as a reimbursement to Lessor for Lessor’s legal fees and expenses incurred in the preparation of this Amendment.

4. Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

5. Leases in Effect. Lessor and Lessee acknowledge and agree that the Lease, as hereby amended, remains in full force and effect in accordance with its terms.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to Master Lease as of the Effective Date.

“LESSOR”			“LESSEE”

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation			KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

By:	/s/ Edward J. Henning		By:	/s/ James H. Gillenwater, Jr.
	Edward J. Henning		Its:	Senior VP
Senior Vice President, General Counsel and Corporate Secretary
			By:	/s/ Joseph L. Landenwich
			Its:	VP of Corporate Legal Affairs
“HCPI”

HEALTH CARE PROPERTY PARTNERS, a California general partnership			KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing General Partner		By:	/s/ James H. Gillenwater, Jr.
			Its:	Senior VP

			By:	/s/ Joseph L. Landenwich
	By:	/s/ Edward J. Henning	Its:	VP of Corporate Legal Affairs
Edward J. Henning
		Senior Vice President, General Counsel and Corporate Secretary	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership
“HCPP”

INDIANA HCP, L.P., a Delaware corporation
			By:	/s/ James H. Gillenwater, Jr.
By:	INDIANA HCP GP, INC., a Delaware corporation, its General Partner		Its:	Senior VP
			By:	/s/ Joseph L. Landenwich
			Its:	VP of Corporate Legal Affairs
	By:	/s/ Edward J. Henning
Edward J. Henning
Senior Vice President

“INDIANA HCP”

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned Guarantors hereby consent to the foregoing First Amendment to Master Lease and reaffirm to Lessor that their obligations under the Guaranty remains in full force and effect with respect the Lease, as amended hereby.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ James H. Gillenwater, Jr.
Its:	Senior VP

By:	/s/ Joseph L. Landenwich
Its:	VP of Corporate Legal Affairs

KINDRED OPERATING, INC., a Delaware corporation

By:	/s/ James H. Gillenwater, Jr.
Its:	Senior VP

By:	/s/ Joseph L. Landenwich
Its:	VP of Corporate Legal Affairs

EXHIBIT B

List Of Facilities, Facility Groups, Number Of Licensed And Operating

Beds For Each Facility And Initial Annual And Monthly

Allocated Minimum Rent For The Facilities

Kindred Facility #	City/St. Location	Group	# of Avail Beds	# of Licensed Beds	Initial Annual Allocated Minimum Rent	Initial Monthly Allocated Minimum Rent
	Group 1
0171	Bolivar TN	1	136	136	720,000	60,000.00
0174	Camden TN	1	185	189	500,000	41,666.67
0175	Jefferson City TN	1	185	186	1,000,000	83,333.33
0177	Loudon TN	1	190	192	900,000	75,000.00
0178	Memphis TN	1	246	246	1,460,000	121,666.67
0179	Huntingdon TN	1	196	196	575,000	47,916.67
0183	Ripley TN	1	182	182	625,000	52,083.33
0184	Blountville TN	1	173	173	680,000	56,666.67
0187	Maryville TN	1	187	189	1,100,000	91,666.67
0189	Maryville TN	1	75	75	440,000	36,666.67

	Group 2

0237	Newark OH	2	300	300	1,395,348	116,279.00
0287	Vincennes IN	2	205	216	1,100,000	91,666.67
0271	Mayfield KY	2	100	100	585,000	48,750.00
0295	Whitehouse OH	2	88	94	449,760	37,480.00
0870	Marion OH	2	110	110	509,892	42,491.00
0861	Kansas City, MO (beds)	2	180	180	850,000	70,833.33
	(units/beds)		96	96

	Group 3

0849	Denver CO	3	172	180	1,060,000	88,333.33
0531	Fairhaven, MA	3	106	107	378,000	31,500.00
0540	West Roxbury, MA	3	141	141	441,000	36,750.00
0205	Livermore, CA	3	80	83	346,500	28,875.00
0197	Oshkosh,Wl	3	182	184	454,000	37,833.33
0541	Westborough, MA	3	122	123	559,500	46,625.00

					16,129,000	1,344,083